                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1995 to October 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Assistant Vice President and
                                    Assistant Controller

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.80%
                               GREEN TREE TRUST
                                    1995-E
                                MONTHLY REPORT
                                 October 1995

                                                   Distribution Date:  11/15/95
                                                   CUSIP#:  393505 JD5
                                                   Trust Account:  3334396-0
A. Collected Amount                                               $1,218,487.87

B. Delinquent Payments Advanced/Recovered                              9,261.62

C. Aggregate Repurchase Price for Contracts
   to be Repurchased                                                        .00

D. Amount Available (A+B+C)                                        1,227,749.49

E. Monthly Principal (6.80%)                                         176,660.85

   (1)  Regular Principal Payments              $292,944.65
   (2)  Principal Prepayments                    546,671.61
   (3)  Delinquent Principal Advanced             21,858.27
   (4)  Net Losses                                40,456.23
   (5)  Contracts Repurchased due to Breach
        of Representations and Warranties
        (See attached)                                  .00
   (6)  Bankruptcy Write-Down                           .00
   (7)  Unpaid Principal from Prior Months              .00
   (8)  Delinquent Payments Recovered            (16,357.24)

        Total Principal                                              885,573.52

G. Monthly Servicing Fee (.75%)                                       19,484.65

H. Advances Reimbursed                                                27,165.72

I. Guaranty Fee                                                      146,030.47

J. Shortfall ((E+F+(if Company is not the
   Servicer)G)-D)                                                           .00

K. Guaranty Payment (lesser of J or Guaranty Amount
   from prior month)                                                        .00

L. Aggregate Certificate Principal Balance                        30,289,870.44

M. New Guaranty Amount (lessor of (1) Guaranty
   Amount from prior month - K or (2)L)                            3,224,212.00

N. Pool Scheduled Prinicipal Balance                              30,289,870.44

O. Pool Factor
   (1)  Previous Month Pool Factor                                    .96694392
   (2)  Current Month Pool Factor                                     .93947679


                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 6.80%
                               GREEN TREE TRUST
                                    1995-E
                                MONTHLY REPORT
                                 October 1995
                                                   Distribution Date:  11/15/95
                                                   CUSIP#:  393505 JD5
                                                   Trust Account:  3334396-0

P.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts

    (a)  31-59 days                       167,550.79     24
    (b)  60-89 days                        45,660.66      7
    (c)  90 or more days                         .00      0

Q.  Liquidated Contracts                                         6    40,685.44

    (1)  Net Liquidiation Loss                                        42,935.03

R.  Number of Loans Remaining                                             5,427

S.  Number and Principal Balance of Contracts
    with FHA Claims finally rejected, or no FHA
    claim was submitted because FHA Insurance
    was unavailable                                              6    40,456.23

T.  Average Sixty-Day Delinquency Ratio                                     .15

U.  Current Realized Loss Ratio                                             .84

V.  Cumulative Realized Loss Ratio                                          .13


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.

                                      GTFC
                                     1995-E
                                 October, 1995
                              Defaulted Contracts



                                                                Estimated
                                               Repurchase        Loss at
  Account#     Principal        Interest         Amount         Sale Date
------------  ----------       --------       ----------       ----------

15664818        5,840.08          33.09         5,873.17         6,326.60
15681270        9,689.23          54.90         9,744.13        10,397.20
15686041        7,985.29          45.24         8,030.53         8,412.31
15687651        9,661.25          54.74         9,715.99        10,007.71
15688635        2,274.14          12.88         2,287.02         2,398.14
15693016        5,006.24          28.36         5,034.60         5,393.07
              ----------        -------       ----------       ----------

TOTALS        $40,456.23        $229.21       $40,685.44       $42,935.03
              ==========        =======       ==========       ==========